UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2024

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On March 21, 2024, Concentrix Corporation (the “Company” or “Concentrix”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) for which the Company’s Board of Directors solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

At the Annual Meeting, the Company’s stockholders (1) elected ten directors to serve on the Company’s Board of Directors, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024, and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Set forth below are the final voting results for these proposals, each of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 8, 2024:

1.The election of ten directors to serve on the Company’s Board of Directors for terms expiring at the Company’s 2025 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Christopher Caldwell	56,628,797	627,992	1,793,442
Teh-Chien Chou	56,500,103	756,686	1,793,442
LaVerne Council	55,564,821	1,691,968	1,793,442
Jennifer Deason	56,718,181	538,608	1,793,442
Olivier Duha	53,623,700	3,633,089	1,793,442
Nicolas Gheysens	55,251,213	2,005,576	1,793,442
Kathryn Hayley	56,508,925	747,864	1,793,442
Kathryn Marinello	55,728,347	1,528,442	1,793,442
Dennis Polk	52,015,947	5,240,842	1,793,442
Ann Vezina	55,182,412	2,074,377	1,793,442

2.The ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
58,943,126	33,400	73,705	—

3.The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
53,478,237	3,693,302	85,250	1,793,442

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2024	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal